EXHIBIT 10.10



                               THE RYLAND GROUP, INC.


                          EXECUTIVE AND DIRECTOR DEFERRED


                                COMPENSATION PLAN


  Effective as of March 1, 1997, and constituting an Amendment and Restatement
	of the following Plans: The Ryland Group, Inc. Deferred Compensation Savings
Plan;
                 The Ryland Group, Inc. Salary Deferral Plan; and
            The Ryland Group, Inc. Unfunded Deferred Director Fee Plan


                              THE RYLAND GROUP, INC.

                  EXECUTIVE AND DIRECTOR DEFERRED COMPENSATION PLAN

                         Effective as of March 1, 1997

                               TABLE OF CONTENTS
                               -----------------

      ARTICLE 1
      ---------
                                   DEFINITIONS

      1.1 ACCOUNT                                                       1
      1.2 BENEFICIARY                                                   1
      1.3 CODE                                                          1
      1.4 COMPENSATION                                                  1
      1.5 COMPENSATION DEFERRAL ACCOUNT                                 1
      1.6 COMPENSATION DEFERRALS                                        1
      1.7 DESIGNATION DATE                                              2
      1.8 EFFECTIVE DATE                                                2
      1.9 ELIGIBLE INDIVIDUAL                                           2
     1.10 EMPLOYER                                                      2
     1.11 EMPLOYER CONTRIBUTION CREDIT ACCOUNT                          2
     1.12 EMPLOYER CONTRIBUTION CREDITS                                 2
     1.13 ENTRY DATE                                                    2
     1.14 PARTICIPANT                                                   2
     1.15 PARTICIPANT ENROLLMENT AND ELECTION FORM                      2
     1.16 PLAN                                                          2
     1.17 PLAN YEAR                                                     3
     1.18 TRUST                                                         3
     1.19 TRUSTEE                                                       3
     1.20 VALUATION DATE                                                3

 ARTICLE 2
 ---------

 ELIGIBILITY AND PARTICIPATION
 -----------------------------

      2.1 REQUIREMENTS                                                  3
      2.2 RE-EMPLOYMENT, ETC                                            3
      2.3 CHANGE OF EMPLOYMENT CATEGORY                                 3

 ARTICLE 3
 ---------

 CONTRIBUTIONS AND CREDITS
 -------------------------

      3.1 EMPLOYER CONTRIBUTION CREDITS                                 3
      3.2 PARTICIPANT COMPENSATION DEFERRALS                            5
      3.3 CONTRIBUTIONS TO THE TRUST                                    6

 ARTICLE 4
 ---------

 ALLOCATION OF FUNDS
 -------------------

      4.1 ALLOCATION OF DEEMED EARNINGS OR LOSSES ON ACCOUNTS           6
      4.2 ACCOUNTING FOR DISTRIBUTIONS                                  6
      4.3 SEPARATE ACCOUNTS                                             7
      4.4 INTERIM VALUATIONS                                            7
      4.5 DEEMED INVESTMENT DIRECTIONS OF PARTICIPANTS                  7
      4.6 EXPENSES                                                      8
      4.7 TAXES                                                         8

 ARTICLE 5
 ---------

 ENTITLEMENT TO BENEFITS
 -----------------------

      5.1 FIXED PAYMENT DATES; TERMINATION OF EMPLOYMENT                8
      5.2 HARDSHIP DISTRIBUTIONS.                                       8
      5.3 APPLICATION TO TRUSTEE.                                       9
      5.4 RE-EMPLOYMENT OF RECIPIENT, ETC.                              9

 ARTICLE 6
 ---------

 DISTRIBUTION OF BENEFITS
 ------------------------

      6.1 AMOUNT                                                        9
      6.2 METHOD OF PAYMENT                                            10
      6.3 DEATH BENEFITS                                               10

 ARTICLE 7
 ---------

 BENEFICIARIES; PARTICIPANT DATA
 -------------------------------

       7.1 DESIGNATION OF BENEFICIARIES                                10
       7.2 INFORMATION TO BE FURNISHED BY PARTICIPANTS AND BENEFICIARIES;
INABILITY TO LOCATE PARTICIPANTS OR BENEFICIARIES          11

 ARTICLE 8
 ---------

 ADMINISTRATION
 --------------

       8.1 ADMINISTRATIVE AUTHORITY                                    11
       8.2 UNIFORMITY OF DISCRETIONARY ACTS                            12
       8.3 LITIGATION                                                  12
       8.4 CLAIMS PROCEDURE                                            12

 ARTICLE 9
 ---------

 AMENDMENT
 ---------

       9.1 RIGHT TO AMEND                                              14
       9.2 AMENDMENTS TO ENSURE PROPER CHARACTERIZATION OF PLAN        14

 ARTICLE 10
 ----------

 TERMINATION
 -----------

       10.1 EMPLOYER'S RIGHT TO TERMINATE OR SUSPEND PLAN              14
       10.2 AUTOMATIC TERMINATION OF PLAN                              14
       10.3 SUSPENSION OF DEFERRALS                                    14
       10.4 ALLOCATION AND DISTRIBUTION                                14
       10.5 SUCCESSOR TO EMPLOYER                                      15

 ARTICLE 11
 ----------

 THE TRUST
 ---------

       11.1 ESTABLISHMENT OF TRUST.                                    15



 ARTICLE 12
 ----------

 MISCELLANEOUS
 -------------

       12.1 LIMITATIONS ON LIABILITY OF EMPLOYER                       15
       12.2 CONSTRUCTION                                               15
       12.3 SPENDTHRIFT PROVISION                                      16


                             THE RYLAND GROUP, INC.

                    EXECUTIVE AND DIRECTOR DEFERRED COMPENSATION PLAN

                          Effective as of March 1, 1997

                                     RECITALS
 --------

 This, The Ryland Group, Inc. Executive and Director Deferred Compensation Plan (the "Plan"), is adopted by The Ryland Group, Inc. (the "Employer"), effective as of March 1, 1997, for certain of its executive employees and Directors.
The Plan constitutes an amendment and restatement of each of the following plans, all of which are merged into this Plan as a single plan in connection herewith: The Ryland Group, Inc. Deferred Compensation Savings Plan; The
Ryland Group, Inc. Salary Deferral Plan; and The Ryland Group, Inc. Unfunded Deferred Director Fee Plan.

 The purpose of the Plan is to offer participants an opportunity to elect to defer the receipt of compensation in order to provide deferred compensation benefits taxable pursuant to section 451 of the Internal Revenue Code of 1986, as amended (the "Code"), and to provide a deferred compensation vehicle to which the Employer may credit certain amounts on behalf of participants.
The Plan is intended to be a "top-hat" plan under sections 201(2), 301(a)(3) and 401(a)(1) of the Employee Retirement Income Security Act of 1974 ("ERISA").

 Accordingly, the following Plan is adopted.


1
-

                                  DEFINITIONS
                                  -----------

 .1     ACCOUNT means the balance credited to a Participant's or Beneficiary's
Plan account, including contribution credits and deemed income, gains and losses credited thereto. A Participant's or Beneficiary's Account shall be determined as of the date of reference.

 .2     BENEFICIARY means any person or person so designated in accordance with the provisions of Article 7.

 .3     CODE means the Internal Revenue Code of 1986 and the regulations thereunder, as amended from time to time.

 .4     COMPENSATION means the total current cash remuneration (exclusive of the Eligible Individual's personal health and service allowance) paid by the Employer to an Eligible Individual with respect to his or her service for the Employer.

 .5     COMPENSATION DEFERRAL ACCOUNT is defined in Section 3.2.

 .6     COMPENSATION DEFERRALS is defined in Section 3.2.

 .7     DESIGNATION DATE means the date or dates as of which a designation of deemed investment directions by an individual pursuant to Section 4.5, or any change in a prior designation of deemed investment directions by an individual pursuant to Section 4.5, shall become effective. The Designation Dates in any Plan Year shall be designated by the Employer.

 .8     EFFECTIVE DATE means the effective date of the Plan, which shall be
March 1, 1997.

 .9     ELIGIBLE INDIVIDUAL means, for any Plan Year (or applicable portion thereof), a person who is determined by the Employer, or its designee, to be a member of a select group of management or highly compensated employees of the Employer or a member of the Employer's Board of Directors and who is designated by the Employer, or its designee, to be an Eligible Individual under the Plan. By each December 31, the Employer, or its designee, shall notify those individuals, if any, who will be Eligible Individuals for the next Plan Year. If the Employer, or its designee, determines that an individual first becomes an Eligible Individual during a Plan Year, the Employer, or its designee, shall notify such individual of its determination and of the date during the Plan Year on which the individual shall first become an Eligible Individual.

 .10      means The Ryland Group, Inc. and its successors and assigns unless otherwise herein provided, or any other corporation or business organization which, with the consent of The Ryland Group, Inc., or its successors or assigns, assumes the Employer's obligations hereunder, or any other corporation or business organization which agrees, with the consent of The Ryland Group, Inc., to become a party to the Plan.

 .11     EMPLOYER CONTRIBUTION CREDIT ACCOUNT is defined Section 3.1.

 .12     EMPLOYER CONTRIBUTION CREDITS is defined in Section 3.1.

 .13     ENTRY DATE with respect to an individual means the first day of the pay period following the date on which the individual first becomes an Eligible Individual.

 .14     PARTICIPANT means any person so designated in accordance with the provisions of Article 2, including, where appropriate according to the context of the Plan, any former employee or former member of the Board of Directors who is or may become (or whose Beneficiaries may become) eligible to receive a benefit under the Plan.

 .15     PARTICIPANT ENTROLLMENT AND ELECTION FORM means the form or forms on which a Participant elects to defer Compensation hereunder and/or on which the Participant makes certain other designations as required thereon.

 .16     PLAN means this The Ryland Group, Inc. Executive and Director Deferred
Compensation Plan, an amendment, restatement and consolidation of The Ryland Group, Inc. Deferred Compensation Savings Plan, The Ryland Group, Inc. Salary Deferral Plan, and The Ryland Group, Inc. Unfunded Deferred Director Fee Plan, as amended from time to time.

 .17     PLAN YEAR means the twelve (12) month period ending on the December 31 of each year during which the Plan is in effect.

 .18     TRUST means the Trust established pursuant to Article 11.

 .19     TRUSTEE means the trustee of the Trust established pursuant to Article

 .20     VALUATION DATE means the last day of each Plan Year and any other date that the Employer, in its sole discretion, designates as a Valuation Date.

2
-

                       ELIGIBILITY AND PARTICIPATION
                       -----------------------------
 .1     REQUIREMENTS.  Every Eligible Individual on the Effective Date shall be eligible to become or continue as a Participant on the Effective Date. Every other Eligible Individual shall be eligible to become a Participant on the first Entry Date occurring on or after the date on which he or she becomes an Eligible Individual. No individual shall become a Participant, however, if he or she is not an Eligible Individual on the date his or her participation is to begin.

       Participation in the Participant Compensation Deferral feature of the Plan is voluntary. In order to participate in the Participant Compensation Deferral feature of the Plan, an otherwise Eligible Individual must make written application in such manner as may be required by Section 3.2 and by the Employer and must agree to make Compensation Deferrals as provided in
Article 3.

 .2     RE-EMPLOYMENT, ETC.  If a Participant whose employment or Director status with the Employer is terminated is subsequently re-employed by or subsequently becomes a Director of the Employer, he or she shall become a Participant in accordance with the provisions of Section 2.1.

 .3     CHANGE OF EMPLOYMENT CATEGORY.  During any period in which a
Participant remains in the employ of the Employer, but ceases to be an Eligible Individual, he or she shall not be eligible to make Compensation Deferrals hereunder.

3
-

                      CONTRIBUTIONS AND CREDITS
                      -------------------------

 .1     EMPLOYER CONTRIBUTION CREDITS.  There shall be established and maintained a separate Employer Contribution Credit Account in the name of each Participant who is an employee of the Employer. Such Account shall be credited or debited, as applicable, with (a) amounts equal to the Employer's Contribution Credits credited to that Account, if any; (b) any deemed earnings and losses (to the extent realized, based upon deemed fair market value of the Account's deemed assets) allocated to that Account; and (c) expenses and/or taxes charged to that Account.

       The Employer's Contribution Credits attributable to a Participant who is an employee of the Employer shall consist of the following:

     (i) matching contribution amounts for each pay period equal to the Participant's Participant Compensation Deferral amounts for that pay period, provided however that the total Employer matching contribution amounts under the Employer's 401(k) plan and this Plan for any calendar year shall not exceed six percent (6%) of the Participant's Compensation from the Employer for that year; and

     (ii) for a particular year, any discretionary Employer contribution amounts that the Employer wishes to contribute, but is prohibited under applicable law from contributing, as discretionary Employer contribution amounts, under the Employer's 401(k) plan.

       A Participant shall become vested in amounts credited to his or her Employer Contribution Account pursuant to the following vesting schedule:

                 Years of Service           Vested Percentage
                 ----------------           -----------------

                Less than 2                    0%
                2                             25%
                3                             50%
                4                             75%
                5                            100%

       For purposes of the foregoing, each Participant will be credited with one Year of Service for each twelve (12) month period of his employment with, or service as a member of the Board of Directors of, the Employer.

       Notwithstanding the foregoing, a Participant will become immediately vested in amounts credited to his or her Employer Contribution Account upon his or her death, his or her total and permanent disability (as determined by the Employer, in its discretion), his or her retirement from service to the Employer on or after age sixty-five (65), or a "Change in Control" of the Employer. For this purpose, a Change in Control shall occur upon any of the following:

      (i) the acquisition by any person, other than the Employer or any employee benefit plan(s) of the Employer, of beneficial ownership of twenty percent (20%) or more of the combined voting power of the Employer's then outstanding voting securities;

       (ii) the first purchase under a tender offer or exchange offer, other than an offer by the Employer or any employee benefit plan(s) of the Employer, pursuant to which shares of common stock of the Employer have been purchased;

       (iii) during any period of two (2) consecutive years, individuals who, at the beginning of such period constitute the Board of Directors of the Employer cease for any reason to constitute at least a majority thereof, unless the election or the nomination for the election by stockholders of the Employer of each new Director was approved by a vote of at least two-thirds (2/3rds) of the Directors then still in office who were Directors at the beginning of the period; or

      (iv) approval by stockholders of the Employer of a merger, consolidation, liquidation or dissolution of the Employer, or the sale of all or substantially all of the assets of the Employer.

 .2      PARTICIPANT COMPENSATION DEFERRALS.  In accordance with rules established by the Employer, a Participant may elect to defer Compensation which is not yet payable and which would otherwise be paid to the Participant.
 Amounts so deferred will be considered a Participant's "Compensation Deferrals". Ordinarily, a Participant shall make such an election with respect to a coming twelve (12) month Plan Year during the period beginning on the December 1 and ending on the December 31 of the prior Plan Year, or during such other period established by the Employer.

       Compensation Deferrals shall be made through regular payroll or retainer/meeting fee deductions and/or through an election by the Participant to defer a bonus payment not yet payable to him or her at the time of the election. The Participant may reduce his or her regular payroll or retainer/meeting fee deduction Compensation Deferral amount for a particular year as of, and by written notice delivered to the Employer at least thirty
(30) days prior to, the beginning of any regular payroll period, with such reduction being first effective for Compensation to be earned in that payroll period. In the case of bonus payment deferrals, the Participant may reduce his or her bonus payment deferral percentage for a particular year by giving notice to the Employer of the reduced bonus payment Compensation Deferral amount prior to the date the applicable bonus is first due to be paid.

       Once made, a Compensation Deferral regular payroll or retainer/meeting fee deduction election shall continue in force indefinitely, until reduced by the Participant as aforesaid or until changed by the Participant for a coming year on a subsequent Participant Enrollment and Election Form provided by the Employer. A bonus payment reduction election, or a reduction thereof pursuant to the foregoing, shall continue in force only for the Plan Year for which the election is first effective.

       Compensation Deferrals shall be deducted by the Employer from the pay of a deferring Participant. There shall be established and maintained by the Employer a separate Compensation Deferral Account in the name of each Participant to which shall be credited or debited: (a) amounts equal to the Participant's Compensation Deferrals; (b) amounts equal to any deemed earnings or losses (to the extent realized, based upon deemed fair market value of the Account's deemed assets) attributable or allocable thereto; and (c) expenses and/or taxes charged to that Account.

       A Participant shall at all times be 100% vested in amounts credited to his or her Participant Compensation Deferral Account.

 .3     CONTRIBUTIONS TO THE TRUST.  Amounts shall be contributed by the
Employer to the Trust maintained under Section 11.1 equal to the amounts required to be credited to the Participant's Account under Sections 3.1 and
3.2. The Employer shall make a good faith effort to contribute these amounts to the Trust as soon as is practicable after such amounts are determined. Employer contributions to the Trust shall be made in cash.

4
-

                          ALLOCATION OF FUNDS
                          -------------------

 .1     ALLOCATION OF DEEMED EARNINGS OR LOSSES ON ACCOUNTS.  Subject to
Section 4.5, each Participant shall have the right to direct the Employer as to how amounts in his or her Plan Account shall be deemed to be invested. Subject to such limitations as may from time to time be required by law, imposed by the Employer or the Trustee or contained elsewhere in the Plan, and subject to such operating rules and procedures as may be imposed from time to time by the Employer, prior to the date on which a direction will become effective, the Participant shall have the right to direct the Employer as to how amounts in his or her Account shall be deemed to be invested.

       The Employer shall direct the Trustee to invest the account maintained in the Trust on behalf of the Participant pursuant to the deemed investment directions the Employer properly has received from the Participant. The value of the Participant's Account shall be equal to the value of the account maintained under the Trust on behalf of the Participant. As of each valuation date of the Trust, the Participant's Account will be credited or debited to reflect the Participant's deemed investments of the Trust.

       The Participant's Plan Account will be credited or debited with the increase or decrease in the realizable net asset value or credited interest, as applicable, of the designated deemed investments, as follows. As of each Valuation Date, an amount equal to the net increase or decrease in realizable net asset value or credited interest, as applicable (as determined by the Employer or the Trustee, as applicable), of each deemed investment option within the Account since the preceding Valuation Date shall be allocated among all Participants' Accounts deemed to be invested in that investment option in accordance with the ratio which the portion of the Account of each Participant which is deemed to be invested within that investment option, determined as provided herein, bears to the aggregate of all amounts deemed to be invested within that investment option.

 .2     ACCOUNTING FOR DISTRIBUTIONS.  As of the date of any distribution hereunder, the distribution made hereunder to the Participant or his or her Beneficiary or Beneficiaries shall be charged to such Participant's Account. Such amounts shall be charged on a pro rata basis against the investments of the Trust in which the Participant's Account is deemed to be invested.

 .3     SEPARATE ACCOUNTS.  A separate account under the Plan shall be established and maintained hereunder to reflect the Account for each Participant with sub-accounts to show separately the applicable deemed investments of the Account.

 .4     INTERIM VALUATIONS. If it is determined by the Employer that the value of a Participant's Account as of any date on which distributions are to be made differs materially from the value of the Participant's Account on the prior Valuation Date upon which the distribution is to be based, the Employer, in its discretion, shall have the right to designate any date in the interim as a Valuation Date for the purpose of revaluing the Participant's Account so that the Account will, prior to the distribution, reflect its share of such material difference in value.

 .5     DEEMED INVESTMENT DIRECTIONS OF PARTICIPANTS. Subject to such limitations as may from time to time be required by law, imposed by the Employer or the Trustee or contained elsewhere in the Plan, and subject to such operating rules and procedures as may be imposed from time to time by the Employer, prior to and effective for each Designation Date, each Participant may communicate to the Employer a direction as to how his or her Plan Accounts should be deemed to be invested among such categories of deemed investments as may be made available by the Employer hereunder. Such direction shall designate the percentage (in any whole percent multiples) of the Participant's Plan Account which is requested to be deemed to be invested in such categories of deemed investments.

       An election concerning deemed investment choices shall continue indefinitely until changed by the Participant in a manner specified by the Employer. If the Employer receives an initial or revised deemed investment direction which it deems to be incomplete, unclear or improper, the Participant's investment direction then in effect shall remain in effect (or, in the case of a deficiency in an initial deemed investment direction, the Participant shall be deemed to have filed no deemed investment direction) until the next Designation Date, unless the Employer provides for, and permits the application of, corrective action prior thereto.

       If the Employer possesses (or is deemed to possess as provided above) at any time directions as to the deemed investment of less than all of a Participant's Account, the Participant shall be deemed to have directed that the undesignated portion of the Account be deemed to be invested in a money market, fixed income, stable value or similar fund made available under the Plan as determined by the Employer in its discretion.

       Each Participant hereunder, as a condition to his or her participation hereunder, agrees to indemnify and hold harmless the Employer and its agents and representatives from any losses or damages of any kind relating to the deemed investment of the Participant's Account hereunder.

       Each reference in this Section to a Participant shall be deemed to include, where applicable, a reference to a Beneficiary.

 .6     EXPENSES. Expenses, including Trustee fees, allocable to the administration or operation of an Account maintained under the Plan shall be paid by the Employer unless, in the discretion of the Employer, the Employer elects to charge such expenses, or any portion thereof, against the appropriate Participant's Account or Participants' Accounts. If an expense, or any portion thereof, is charged against a Participant's Account, at the discretion of the Employer, such expense, or portion thereof, either (i) will reduce the contribution to the Trust under Section 3.3 next due to be made by the Employer in respect of the Account, or (ii) will be paid from the Trust to the Employer out of assets of the Trust corresponding to the Participant's Account hereunder.

 .7     TAXES. Any taxes generated by earnings in an Account, as determined by the Employer, shall be paid by the Employer unless, in the discretion of the Employer, the Employer elects to charge such taxes against the appropriate Participant's Account or Participants' Accounts. If a tax amount is charged against a Participant's Account, at the discretion of the Employer, such expense either (i) will reduce the contribution to the Trust under Section 3.3 next due to be made by the Employer in respect of the Account, or (ii) will be paid from the Trust to the Employer out of assets of the Trust corresponding to the Participant's Account.

5
-
                           ENITLEMENT TO BENEFITS
                           ----------------------

 .1     FIXED PAYMENT DATES; TERMINATION OF EMPLOYMENT.  On his or her
Participant Enrollment and Election Form, a Participant may select a fixed payment date for the payment or commencement of payment of his or her vested Account, which will be valued and payable according to the provisions of
Article 6. Such payment dates may be extended to later dates so long as elections to so extend are made by the Participant prior to the then applicable fixed date. Such payment dates may not be accelerated.

       Alternatively, on his or her Participant Enrollment and Election Form, a Participant may select payment or commencement of payment of his or her vested Account at his or her termination of employment or Director status with the Employer, or at the earlier of a fixed payment date or his or her termination of employment or Director status with the Employer. In either of these cases, the extension and non-acceleration rules discussed above shall apply to such fixed payment date and/or termination of employment date, as applicable.

       Any fixed payment date elected by a Participant as provided above must be no earlier than the January 1 of the second calendar year after the calendar year in which the election is made. If a Participant does not select a payment date or dates as aforesaid, his or her vested account shall be distributed or commence to be distributed, as provided in Article 6, at the termination of his or her employment of Director status with the Employer.

 .2     HARDSHIP DISTRIBUTIONS.  In the event of financial hardship of the
Participant, as hereinafter defined, the Participant may apply to the Employer for the distribution of all or any part of his or her vested Account. The Employer shall consider the circumstances of each such case, and the best interests of the Participant and his or her family, and shall have the right, in its sole discretion, if applicable, to allow such distribution, or, if applicable, to direct a distribution of part of the amount requested, or to refuse to allow any distribution. Upon a finding of financial hardship, the Employer shall make the appropriate distribution to the Participant from amounts held by the Employer in respect of the Participant's vested Account. In no event shall the aggregate amount of the distribution exceed either the full value of the Participant's vested Account or the amount determined by the Employer to be necessary to alleviate the Participant's financial hardship (which financial hardship may be considered to include any taxes due because of the distribution occurring because of this Section), and which is not reasonably available from other resources of the Participant. For purposes of this Section, the value of the Participant's vested Account shall be determined as of the date of the distribution.

       "Financial hardship" means (a) a severe financial hardship to the Participant resulting from a sudden and unexpected illness or accident of the Participant or of a dependent (as defined in Code section 152(a)) of the Participant, (b) loss of the Participant's property due to casualty, or (c) other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant, each as determined to exist by the Employer. A distribution may be made under this Section only with the consent of the Employer.

3. APPLICATION TO TRUSTEE. On the date or dates on which a Participant or Beneficiary is entitled to payment under Section 5.1, the Participant or Beneficiary need not make application for payment to the Employer, but instead may make application for payment directly to the Trustee who shall pay the Participant or Beneficiary the appropriate amount directly from the Trust without the consent of the Employer. The Trustee shall report the amount of each such payment, and any withholding thereon, to the Employer.

4. RE-EMPLOYMENT OF RECIPIENT, ETC. If a Participant receiving installment distributions pursuant to Section 6.2 is re-employed by the Employer (or becomes a member of the Employer's Board of Directors), the remaining distributions due to the Participant shall be suspended until such time as the Participant (or his or her Beneficiary) once again becomes eligible for benefits under Section 5.1 or 5.2, at which time such distribution shall commence, subject to the limitations and conditions contained in this Plan.

6
-
                        DISTRIBUTION OF BENEFITS
                        ------------------------

 .1     AMOUNT.  A Participant (or his or her Beneficiary) shall become entitled to receive, on or about the date or dates selected by the Participant on his or her Participant Enrollment and Election Form or, if none, on or about the date of the Participant's termination of employment or Director status with the Employer (or earlier as provided in Article 5), a distribution in an aggregate amount equal to the Participant's vested Account. Any payment due hereunder from the Trust which is not paid by the Trust for any reason will be paid by the Employer from its general assets.


 .2     METHOD OF PAYMENT

       (a) Cash Or In-Kind Payments. Payments under the Plan shall be made in cash or in-kind, as elected by the Participant, as permitted by the Employer and the Trustee in their sole and absolute discretion and subject to applicable restrictions on transfer as may be applicable legally or contractually.

       (b) Timing and Manner of Payment. In the case of distributions to a Participant or his or her Beneficiary by virtue of an entitlement pursuant to Sections 5.1, an aggregate amount equal to the Participant's vested Account will be paid by the Trust or the Employer, as provided in Section 6.1, in a lump sum or in five (5) or ten (10) substantially equal annual installments (adjusted for gains and losses), as selected by the Participant as provided in
Article 5.

       If a Participant fails to designate properly the manner of payment of the Participant's benefit under the Plan, such payment will be in a lump sum.

       If the whole or any part of a payment hereunder is to be in installments, the total to be so paid shall continue to be deemed to be invested pursuant to Sections 4.1 and 4.5 under such procedures as the Employer may establish, in which case any deemed income, gain, loss or expense or tax allocable thereto (as determined by the Trustee, in its discretion) shall be reflected in the installment payments, in such equitable manner as the Trustee shall determine.

 .3     DEATH BENEFITS.  If a Participant dies before terminating his or her employment or Director status with the Employer and before the commencement of payments to the Participant hereunder, the entire value of the Participant's Account shall be paid, at the time(s) selected by the Participant under
Article 5 and in the manner provided in Section 6.2, to the person or persons designated in accordance with Section 7.1.

       Upon the death of a Participant after payments hereunder have begun but before he or she has received all payments to which he or she is entitled under the Plan, the remaining benefit payments shall be paid to the person or persons designated in accordance with Section 7.1, in the manner in which such benefits were payable to the Participant.

7
-
                   BENEFICIARIES; PARTICIPANTS DATA
                   --------------------------------

 .1     DESIGNATION OF BENEFICIAREIS.  Each Participant from time to time may designate any person or persons (who may be named contingently or successively) to receive such benefits as may be payable under the Plan upon or after the Participant's death, and such designation may be changed from time to time by the Participant by filing a new designation. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Employer, and will be effective only when filed in writing with the Employer during the Participant's lifetime.

       In the absence of a valid Beneficiary designation, or if, at the time any benefit payment is due to a Beneficiary, there is no living Beneficiary validly named by the Participant, the Employer shall pay any such benefit payment to the Participant's spouse, if then living, but otherwise to the Participant's then living descendants, if any, per stripes, but, if none, to the Participant's estate. In determining the existence or identity of anyone entitled to a benefit payment, the Employer may rely conclusively upon information supplied by the Participant's personal representative, executor or administrator.

       If a question arises as to the existence or identity of anyone entitled to receive a benefit payment as aforesaid, or if a dispute arises with respect to any such payment, then, notwithstanding the foregoing, the Employer, in its sole discretion, may distribute such payment to the Participant's estate without liability for any tax or other consequences which might flow therefrom, or may take such other action as the Employer deems to be appropriate.

 .2     INFORMATION TO BE FURNISHED BY PARTICIPANTS AND BENEFICIARIES;
INABILITY TO LOCATE PARTICIPANTS OR BENEFICIARIES. Any communication, statement or notice addressed to a Participant or to a Beneficiary at his or her last post office address as shown on the Employer's records shall be binding on the Participant or Beneficiary for all purposes of the Plan. The Employer shall not be obliged to search for any Participant or Beneficiary beyond the sending of a registered letter to such last known address. If the Employer notifies any Participant or Beneficiary that he or she is entitled to an amount under the Plan and the Participant or Beneficiary fails to claim such amount or make his or her location known to the Employer within three (3) years thereafter, then, except as otherwise required by law, if the location of one or more of the next of kin of the Participant is known to the Employer, the Employer may direct distribution of such amount to any one or more or all of such next of kin, and in such proportions as the Employer determines. If the location of none of the foregoing persons can be determined, the Employer shall have the right to direct that the amount payable shall be deemed to be a forfeiture, except that the dollar amount of the forfeiture, unadjusted for deemed gains or losses in the interim, shall be paid by the Employer if a claim for the benefit subsequently is made by the Participant or the Beneficiary to whom it was payable. If a benefit payable to an unlocated Participant or Beneficiary is subject to escheat pursuant to applicable state law, the Employer shall not be liable to any person for any payment made in accordance with such law.

8
-

                              ADMINISTRATION
                              --------------

 .1     ADMINISTRATIVE AUTHORITY.  Except as otherwise specifically provided herein, the Employer, acting through its Board of Directors or the designee or designees thereof, shall have the sole responsibility for and the sole control of the operation and administration of the Plan, and shall have the power and authority to take all action and to make all decisions and interpretations which may be necessary or appropriate in order to administer and operate the Plan, including, without limiting the generality of the foregoing, the power, duty and responsibility to:

       (a) Resolve and determine all disputes or questions arising under the Plan, and to remedy any ambiguities, inconsistencies or omissions in the Plan.

       (b) Adopt such rules of procedure and regulations as in its opinion may be necessary for the proper and efficient administration of the Plan and as are consistent with the Plan.

       (c) Implement the Plan in accordance with its terms and the rules and regulations adopted as above.

       (d) Make determinations with respect to the eligibility of any Eligible Individual as a Participant and make determinations concerning the crediting of Plan Accounts.

       (e) Appoint any persons or firms, or otherwise act to secure specialized advice or assistance, as it deems necessary or desirable in connection with the administration and operation of the Plan, and the Employer shall be entitled to rely conclusively upon, and shall be fully protected in any action or omission taken by it in good faith reliance upon, the advice or opinion of such firms or persons. The Employer shall have the power and authority to delegate from time to time by written instrument all or any part of its duties, powers or responsibilities under the Plan, both ministerial and discretionary, as it deems appropriate, to any person or committee, and in the same manner to revoke any such delegation of duties, powers or responsibilities. Any action of such person or committee in the exercise of such delegated duties, powers or responsibilities shall have the same force and effect for all purposes hereunder as if such action had been taken by the Employer. Further, the Employer may authorize one or more persons to execute any certificate or document on behalf of the Employer, in which event any person notified by the Employer of such authorization shall be entitled to accept and conclusively rely upon any such certificate or document executed by such person as representing action by the Employer until such notified person shall have been notified of the revocation of such authority.

 .2     UNIFORMITY OF DISCRETIONARY ACTS.    Whenever in the administration or
operation of the Plan discretionary actions by the Employer are required or permitted, such actions shall be consistently and uniformly applied to all persons similarly situated, and no such action shall be taken which shall discriminate in favor of any particular person or group of persons.

 .3     LITIGATION.  Except as may be otherwise required by law, in any action or judicial proceeding affecting the Plan, no Participant or Beneficiary shall be entitled to any notice or service of process, and any final judgment entered in such action shall be binding on all persons interested in, or claiming under, the Plan.

 .4     CLAIMS PROCEDURE.  Any person claiming a benefit under the Plan (a
"Claimant") shall present the claim, in writing, to the Employer or the Trustee, and the Employer or the Trustee shall respond in writing. If the claim is denied, the written notice of denial shall state, in a manner calculated to be understood by the Claimant:

       (a) The specific reason or reasons for the denial, with specific references to the Plan provisions on which the denial is based;

       (b) A description of any additional material or information necessary for the Claimant to perfect his or her claim and an explanation of why such material or information is necessary; and

       (c) An explanation of the Plan's claims review procedure.

       The written notice denying or granting the Claimant's claim shall be provided to the Claimant within ninety (90) days after the Employer's or Trustee's receipt of the claim, unless special circumstances require an extension of time for processing the claim. If such an extension is required, written notice of the extension shall be furnished by the Employer or Trustee to the Claimant within the initial ninety (90) day period and in no event shall such an extension exceed a period of ninety (90) days from the end of the initial ninety (90) day period. Any extension notice shall indicate the special circumstances requiring the extension and the date on which the Employer or Trustee expects to render a decision on the claim. Any claim not granted or denied within the period noted above shall be deemed to have been denied.

       Any Claimant whose claim is denied, or deemed to have been denied under the preceding sentence (or such Claimant's authorized representative), may, within sixty (60) days after the Claimant's receipt of notice of the denial, or after the date of the deemed denial, request a review of the denial by notice given, in writing, to the Employer or Trustee. Upon such a request for review, the claim shall be reviewed by the Employer or Trustee (or its designated representative) which may, but shall not be required to, grant the Claimant a hearing. In connection with the review, the Claimant may have representation, may examine pertinent documents, and may submit issues and comments in writing.

       The decision on review normally shall be made within sixty (60) days of the Employer's receipt of the request for review. If an extension of time is required due to special circumstances, the Claimant shall be notified, in writing, by the Employer or Trustee, and the time limit for the decision on review shall be extended to one hundred twenty (120) days. The decision on review shall be in writing and shall state, in a manner calculated to be understood by the Claimant, the specific reasons for the decision and shall include references to the relevant Plan provisions on which the decision is based. The written decision on review shall be given to the Claimant within the sixty (60) day (or, if applicable, the one hundred twenty (120) day) time limit discussed above. If the decision on review is not communicated to the Claimant within the sixty (60) day (or, if applicable, the one hundred twenty
(120) day) period discussed above, the claim shall be deemed to have been denied upon review. All decisions on review shall be final and binding with respect to all concerned parties.

9
-

                               AMENDMENT
                               ---------

 .1     RIGHT TO AMEND.  The Employer, by written instrument executed by a duly authorized representative of the Employer, shall have the right to amend the Plan, at any time and with respect to any provisions hereof, and all parties hereto or claiming any interest hereunder shall be bound by such amendment; provided, however, that no such amendment shall deprive a Participant or a Beneficiary of a right accrued hereunder prior to the date of the amendment.

 .2     AMENDMENTS TO ENSURE PROPER CHARATERIZATION OF PLAN.  Notwithstanding
the provisions of Section 9.1, the Plan may be amended by the Employer at any time, retroactively if required in the opinion of the Employer, in order to ensure that the Plan is characterized as "top-hat" plan as described under ERISA sections 201(2), 301(a)(3), and 401(a)(1), and to conform the Plan to the provisions and requirements of any applicable law (including ERISA and the Code). No such amendment shall be considered prejudicial to any interest of a Participant or a Beneficiary hereunder.

10
--

                               TERMINATION
                               -----------

 .1     EMPLOYER'S RIGHT TO TERMINATE OR SUSPEND PLAN.  The Employer reserves the right to terminate the Plan and/or its obligation to make further credits to Plan Accounts. The Employer also reserves the right to suspend the operation of the Plan for a fixed or indeterminate period of time.

 .2     AUTOMATIC TERMINATION OF PLAN.  The Plan automatically shall terminate upon the dissolution of the Employer, or upon its merger into or consolidation with any other corporation or business organization if there is a failure by the surviving corporation or business organization to adopt specifically and agree to continue the Plan.

 .3     SUSPENSION OF DEFERRALS.  In the event of a suspension of the Plan, the
Employer shall continue all aspects of the Plan, other than Compensation Deferrals and Employer Contribution Credits, during the period of the suspension, in which event payments hereunder will continue to be made during the period of the suspension in accordance with Articles 5 and 6.

 .4     ALLOCATION AND DISTRIBUTION.  This Section shall become operative on a complete termination of the Plan. The provisions of this Section also shall become operative in the event of a partial termination of the Plan, as determined by the Employer, but only with respect to that portion of the Plan attributable to the Participants to whom the partial termination is applicable. Upon the effective date of any such event, notwithstanding any other provisions of the Plan, no persons who were not theretofore Participants shall be eligible to become Participants, the value of the interest of all Participants and Beneficiaries shall be determined and, after deduction of estimated expenses in liquidating and, if applicable, paying Plan benefits, paid to them as soon as is practicable after such termination.

 .5     SUCCESSOR TO EMPLOYER.  Any corporation or other business organization which is a successor to the Employer by reason of a consolidation, merger or purchase of substantially all of the assets of the Employer shall have the right to become a party to the Plan by adopting the same by resolution of the entity's board of directors or other appropriate governing body. If, within ninety (90) days from the effective date of such consolidation, merger or sale of assets, such new entity does not become a party hereto, as above provided, the Plan automatically shall be terminated, and the provisions of Section 10.4 shall become operative.

11
--

                              THE TRUST
                              ---------

 .1     ESTABLISHMENT OF TRUST. The Employer shall establish the Trust with the
Trustee pursuant to such terms and conditions as are set forth in the Trust agreement to be entered into between the Employer and the Trustee. The Trust is intended to be treated as a "grantor" trust under the Code and the establishment of the Trust is not intended to cause the Participant to realize current income on amounts contributed thereto, and the Trust shall be so interpreted.

12
--

                              MISCELLANEOUS
                              -------------

 .1     LIMITATIONS ON LIABILITY OF EMPLOYER.  Neither the establishment of the
Plan nor any modification thereof, nor the creation of any account under the Plan, nor the payment of any benefits under the Plan shall be construed as giving to any Participant or other person any legal or equitable right against the Employer, or any officer or employer thereof except as provided by law or by any Plan provision. The Employer does not in any way guarantee any Participant's Account from loss or depreciation, whether caused by poor investment performance of a deemed investment or the inability to realize upon an investment due to an insolvency affecting an investment vehicle or any other reason. In no event shall the Employer, or any successor, employee, officer, director or stockholder of the Employer, be liable to any person on account of any claim arising by reason of the provisions of the Plan or of any instrument or instruments implementing its provisions, or for the failure of any Participant, Beneficiary or other person to be entitled to any particular tax consequences with respect to the Plan, or any credit or distribution hereunder.

 .2     CONSTRUCTION.  If any provision of the Plan is held to be illegal or void, such illegality or invalidity shall not affect the remaining provisions of the Plan, but shall be fully severable, and the Plan shall be construed and enforced as if said illegal or invalid provision had never been inserted herein. For all purposes of the Plan, where the context admits, the singular shall include the plural, and the plural shall include the singular. Headings of Articles and Sections herein are inserted only for convenience of reference and are not to be considered in the construction of the Plan. The laws of the State of Maryland shall govern, control and determine all questions of law arising with respect to the Plan and the interpretation and validity of its respective provisions, except where those laws are preempted by the laws of the United States. Participation under the Plan will not give any Participant the right to be retained in the service of the Employer nor any right or claim to any benefit under the Plan unless such right or claim has specifically accrued hereunder.

       The Plan is intended to be and at all times shall be interpreted and administered so as to qualify as a top-hat plan (as aforesaid), and no provision of the Plan shall be interpreted so as to give any individual any right in any assets of the Employer which right is greater than the rights of a general unsecured creditor of the Employer.

 .3     SPENDTHRIFT PROVISION.  No amount payable to a Participant or a
Beneficiary under the Plan will, except as otherwise specifically provided by law, be subject in any manner to anticipation, alienation, attachment, garnishment, sale, transfer, assignment (either at law or in equity), levy, execution, pledge, encumbrance, charge or any other legal or equitable process, and any attempt to do so will be void; nor will any benefit be in any manner liable for or subject to the debts, contracts, liabilities, engagements or torts of the person entitled thereto. Further, (i) the withholding of taxes from Plan benefit payments, (ii) the recovery under the Plan of overpayments of benefits previously made to a Participant or Beneficiary, (iii) if applicable, the transfer of benefit rights from the Plan to another plan, or
(iv) the direct deposit of benefit payments to an account in a banking institution (if not actually part of an arrangement constituting an assignment or alienation) shall not be construed as an assignment or alienation.

       In the event that any Participant's or Beneficiary's benefits hereunder are garnished or attached by order of any court, the Employer or Trustee may bring an action or a declaratory judgment in a court of competent jurisdiction to determine the proper recipient of the benefits to be paid under the Plan. During the pendency of said action, any benefits that become payable shall be held as credits to the Participant's or Beneficiary's Account or, if the Employer or Trustee prefers, paid into the court as they become payable, to be distributed by the court to the recipient as the court deems proper at the close of said action.

 IN WITNESS WHEREOF, the Employer has caused the Plan to be executed and its seal to be affixed hereto, effective as of the 1st day of March, 1997.


ATTEST/WITNESS                                   THE RYLAND GROUP, INC.

/s/ Kelly Elinsky                                By:  /s/ Edward W. Gold
---------------------------                      -----------------------
Print:  Kelly Elinsky                            Print Name:  Edward W. Gold

Date:  3/19/97